UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2020

Simpson Manufacturing Co., Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13429	94-3196943
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5956 W. Las Positas Boulevard, Pleasanton, CA 94588

 (Address of principal executive offices)

(Registrant’s telephone number, including area code): (925) 560-9000

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	SSD	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Michael Olosky as Chief Operating Officer

On October 13, 2020, Simpson Manufacturing Co, Inc. (the “Company” or “Simpson”) announced that Michael Olosky, age 52, will join the Company, effective November 30, 2020, as Chief Operating Officer.

Before joining Simpson, Mr. Olosky served in numerous leadership positions, over 22 years, at Henkel, a values-based chemical and consumer goods company. In his last role at Henkel, from July 2019 to November 2020 he served as Head of Industrials & Electronics. He previously served as the Head of Electronics from May 2017 to July 2019 and Head of Innovation from April 2013 to May 2017. Mr. Olosky has a BS in Mechanical Engineering from Michigan Technological University, an MBA from Michigan State University, and an MS in Mechanical Engineering from Oakland University.

In connection with Mr. Olosky’s appointment as Chief Operating Officer, the Company and Mr. Olosky entered into an offer letter, dated July 20, 2020, which provides for, among other things: (i) annual base salary of $620,000; (ii) target annual Cash Profit Sharing (CPS) bonus opportunity of $465,000 per year (earned from 0% to 200% of target); (iii) target long-term incentive award opportunity of $715,000 for the 2021 grant in the form of target performance stock units (PSUs) (earned from 0% to 200% of target) and restricted stock units (RSUs); (iv) customary employee benefits and fringe benefits on the same basis as other senior executives of the Company; and (v) customary and non-recurring relocation costs including up to two years of temporary housing assistance of up to $5,000 per month, and up to two years of travel expenses to commute from Southern California to Northern California.

Item 8.01    Other Events

On October 13, 2020, the Company issued a press release related to Mr. Olosky’s appointment. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference into this Form 8-K.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated October 13, 2020, issued by Simpson Manufacturing Co., Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simpson Manufacturing Co., Inc.
(Registrant)

DATE:	October 13, 2020	By	/s/Terry Hammons
Terry Hammons
Senior Vice President and General Counsel

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